Exhibit 10.2

                                 AMENDMENT NO. 2
                                       TO
                                POOLING AGREEMENT


                  AMENDMENT NO. 2, dated October 25, 1995, among Carcorp, Inc., a Delaware corporation (the "Company"), Collins & Aikman Products Co., a Delaware corporation, as master servicer (the "Master Servicer"), and Chemical Bank, as trustee (the "Trustee") to that certain Pooling Agreement, dated as of March 30, 1995, as amended by Amendment No. 1 dated September 5, 1995 (the "Agreement"), among the Company, the Master Servicer and the Trustee.

                  WHEREAS, the Company, the Master Servicer and the Trustee entered into the Agreement providing for, among other things, (i) the creation of a master trust to which the Company has and will transfer all of its right, title and interest in, to and under the Receivables and the other Trust Assets owned by the Company and (ii) the issuance by such master trust of one or more Series of Investor Certificates, the Exchangeable Company Certificate and the Subordinated Company Certificates representing interests in the Receivables and such other Trust Assets; and

                  WHEREAS, the Series 1 Certificates have been issued pursuant to the Series 1995-1 Supplement, dated as of March 30, 1995 (the "Series 1 Supplement"), among the Company, the Master Servicer and the Trustee; and

                  WHEREAS, the Series 2 Certificates have been issued pursuant to the Series 1995-2 Supplement, dated as of March 30, 1995 (the "Series 2 Supplement"), among the Company, the Master Servicer, Societe Generale, as Agent, and the Trustee; and

                  WHEREAS, Sections 10.1(a) and (b) of the Agreement permit the Agreement to be amended from time to time pursuant to the provisions set forth therein; and

                  WHEREAS, the Company, the Master Servicer and the Trustee previously entered into Amendment No. 1 to the Pooling Agreement, dated as of September 5, 1995, amending Section 2.7(j) and Section 2.8(h) of the Agreement; and

                  WHEREAS, the parties hereto wish to further amend the Agreement as set forth herein;





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                  NOW,  THEREFORE,  in consideration of the above premises,  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement, the Series 1 Supplement or the Series 2 Supplement, as the case may be.

                  2. The definition of "Primary Auto Obligors" contained in Section 1.1 of the Agreement, is hereby amended in its entirety to read as follows:

                  "Primary Auto Obligors" shall mean General Motors Corporation, Chrysler Corporation, Ford Motor Company,
         Honda Motor Co., Ltd., American Honda Motor Co. Inc.,
         Toyota Motor Company, Toyota Tsusho Corp. and their respective subsidiaries and Johnson Controls, Inc.

                  3. Except as otherwise set forth herein, the Agreement shall continue in full force and effect in accordance with its terms.

                  4. This Amendment No. 2 may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Amendment No. 2 to the Agreement as of the day and year first above written.


                                            CARCORP, INC., as Company


                                            By: /s/ Monte L. Miller
                                               Name:  Monte L. Miller
                                               Title:         President


                                            COLLINS & AIKMAN PRODUCTS CO.,
                                             as Master Servicer


                                            By: /s/ J. Michael Stepp
                                               Name:  J. Michael Stepp
                                               Title: Executive Vice President
                                                     and Chief Financial Officer


                                            CHEMICAL BANK, not in its individual
                                             capacity but solely as Trustee


                                            By: /s/ Charles E. Dooley
                                               Name:  Charles E. Dooley
                                               Title: Vice President






AGREED TO AND ACCEPTED BY:

SOCIETE GENERALE, as Agent of the
 VFC Certificateholders


By: /s/ Ralph Saheb
   Name:  Ralph Saheb
   Title: Vice President


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